                                                                   EXHIBIT 99.3


      May-2001                        1995-A                           Page 1




                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

        RECEIVABLES
        -----------
        Beginning of the Month Principal Receivables:                                      $3,208,790,692.40
        Beginning of the Month Finance Charge Receivables:                                   $163,530,104.34
        Beginning of the Month Discounted Receivables:                                                 $0.00
        Beginning of the Month Total Receivables:                                          $3,372,320,796.74

        Removed Principal Receivables:                                                                 $0.00
        Removed Finance Charge Receivables:                                                            $0.00
        Removed Total Receivables:                                                                     $0.00

        Additional Principal Receivables:                                                              $0.00
        Additional Finance Charge Receivables:                                                         $0.00
        Additional Total Receivables:                                                                  $0.00

        Discounted Receivables Generated this Period:                                                  $0.00

        End of the Month Principal Receivables:                                            $3,147,935,537.87
        End of the Month Finance Charge Receivables:                                         $159,056,585.18
        End of the Month Discounted Receivables:                                                       $0.00
        End of the Month Total Receivables:                                                $3,306,992,123.05

        Special Funding Account Balance                                                                $0.00
        Aggregate Invested Amount (all Master Trust II Series)                             $2,300,000,000.00
        End of the Month Transferor Amount                                                   $847,935,537.87
        End of the Month Transferor Percentage                                                         26.94%

        DELINQUENCIES AND LOSSES
        ------------------------

        End of the Month Delinquencies:

             30-59 Days Delinquent                                                            $71,394,092.52
             60-89 Days Delinquent                                                            $51,307,483.88
             90+ Days Delinquent                                                             $102,818,374.25

             Total 30+ Days Delinquent                                                       $225,519,950.65
             Delinquent Percentage                                                                      6.82%

        Defaulted Accounts During the Month                                                   $25,049,801.51
        Annualized Default Percentage                                                                   9.37%

        May-2001                        1995-A                           Page 2

        Principal Collections                                    $411,386,451.79
        Principal Payment Rate                                             12.82%

        Total Payment Rate                                                 13.70%

        INITIAL INVESTED AMOUNTS
             Class A Initial Invested Amount                     $368,000,000.00
             Class B Initial Invested Amount                      $32,000,000.00
                                                                ----------------
        TOTAL INITIAL INVESTED AMOUNT                            $400,000,000.00

        INVESTED AMOUNTS
             Class A Invested Amount                             $368,000,000.00
             Class B Invested Amount                              $32,000,000.00
                                                                ----------------
        TOTAL INVESTED AMOUNT                                    $400,000,000.00

        FLOATING ALLOCATION PERCENTAGE                                     12.47%

        PRINCIPAL ALLOCATION PERCENTAGE                                    12.47%

        MONTHLY SERVICING FEE                                        $500,000.00

        INVESTOR DEFAULT AMOUNT                                    $3,122,646.99

        CLASS A AVAILABLE FUNDS
        -----------------------

        CLASS A FLOATING ALLOCATION PERCENTAGE                             92.00%

             Class A Finance Charge Collections                    $6,266,764.15
             Other Amounts                                                 $0.00

        TOTAL CLASS A AVAILABLE FUNDS                              $6,266,764.15

             Class A Monthly Interest                              $1,385,596.67
             Class A Servicing Fee                                   $460,000.00
             Class A Investor Default Amount                       $2,872,835.23

        TOTAL CLASS A EXCESS SPREAD                                $1,548,332.25

        REQUIRED AMOUNT                                                    $0.00

        May-2001                        1995-A                           Page 3

        CLASS B AVAILABLE FUNDS
        -----------------------
       CLASS B FLOATING ALLOCATION PERCENTAGE                                                   8.00%

             Class B Finance Charge Collections                                           $544,936.03
             Other Amounts                                                                      $0.00

        TOTAL CLASS B AVAILABLE FUNDS                                                     $544,936.03

             Class B Monthly Interest                                                     $123,517.78
             Class B Servicing Fee                                                         $40,000.00

        TOTAL CLASS B EXCESS SPREAD                                                       $381,418.25

        EXCESS SPREAD
        -------------

        TOTAL EXCESS SPREAD                                                             $1,929,750.50

             Excess Spread Applied to Required Amount                                           $0.00

             Excess Spread Applied to Class A Investor Charge Offs                              $0.00

             Excess Spread Applied to Class B Items                                       $249,811.76

             Excess Spread Applied to Class B Investor Charge Offs                              $0.00

             Excess Spread Applied to Monthly Cash Collateral Fee                          $27,198.10

             Excess Spread Applied to Cash Collateral Account                                   $0.00

             Excess Spread Applied to Reserve Account                                           $0.00

             Excess Spread Applied to other amounts owed to
             Cash Collateral Depositor                                                          $0.00

        TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
        GROUP I                                                                         $1,652,740.64

        May-2001                         1995-A                          Page 4


        EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
        --------------------------------------------

        TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
        IN GROUP I                                                               $9,315,594.30

        SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS
        -----------------------------------------------

        EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
        SERIES 1995-A                                                                    $0.00

            Excess Finance Charge Collections applied to
            Required Amount                                                              $0.00

            Excess Finance Charge Collections applied to
            Class A Investor Charge Offs                                                 $0.00

            Excess Finance Charge Collections applied to
            Class B Items                                                                $0.00

            Excess Finance Charge Collections applied to
            Class B Investor Charge Offs                                                 $0.00

            Excess Finance Charge Collections applied to
            Monthly Cash Collateral Fee                                                  $0.00

            Excess Finance Charge Collections applied to
            Cash Collateral Account                                                      $0.00

            Excess Finance Charge Collections applied to
            Reserve Account                                                              $0.00

            Excess Finance Charge Collections applied to
            other amounts owed Cash Collateral Depositor                                 $0.00

        YIELD AND BASE RATE
        -------------------

            Base Rate (Current Month)                                                     6.38%
            Base Rate (Prior Month)                                                       7.28%
            Base Rate (Two Months Ago)                                                    7.42%
                                                                                --------------
        THREE MONTH AVERAGE BASE RATE                                                     7.03%

            Portfolio Yield (Current Month)                                              11.07%
            Portfolio Yield (Prior Month)                                                11.84%
            Portfolio Yield (Two Months Ago)                                             13.09%
                                                                                --------------
        THREE MONTH AVERAGE PORTFOLIO YIELD                                              12.00%

        May-2001                         1995-A                          Page 5


        PRINCIPAL COLLECTIONS
        ---------------------

        CLASS A PRINCIPAL PERCENTAGE                                                     92.00%

            Class A Principal Collections                                       $47,179,834.63

        CLASS B PRINCIPAL PERCENTAGE                                                      8.00%

            Class B Principal Collections                                        $4,102,594.32

        TOTAL PRINCIPAL COLLECTIONS                                             $51,282,428.95

        INVESTOR DEFAULT AMOUNT                                                  $3,122,646.99

        REALLOCATED PRINCIPAL COLLECTIONS                                                $0.00

        SHARED PRINCIPAL COLLECTIONS ALLOCABLE
        FROM OTHER SERIES                                                                $0.00

        CLASS A ACCUMULATION
            Controlled Accumulation Amount                                               $0.00
            Deficit Controlled Accumulation Amount                                       $0.00
        CONTROLLED DISTRIBUTION AMOUNT                                                   $0.00

        CLASS B ACCUMULATION
            Controlled Accumulation Amount                                               $0.00
            Deficit Controlled Accumulation Amount                                       $0.00
        CONTROLLED DISTRIBUTION AMOUNT                                                   $0.00

        EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
        PRINCIPAL SHARING                                                       $54,405,075.94

        INVESTOR CHARGE OFFS
        --------------------

        CLASS A INVESTOR CHARGE OFFS                                                     $0.00
        CLASS B INVESTOR CHARGE OFFS                                                     $0.00

        PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                          $0.00
        PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                          $0.00

        CASH COLLATERAL ACCOUNT
        -----------------------

            Required Cash Collateral Amount                                     $52,000,000.00
            Available Cash Collateral Amount                                    $52,000,000.00

        May-2001                         1995-A                          Page 6


        INTEREST RATE CAP PAYMENTS
        --------------------------

            Class A Interest Rate Cap Payments                              $0.00
            Class B Interest Rate Cap Payments                              $0.00

        TOTAL DRAW AMOUNT                                                   $0.00
        CASH COLLATERAL ACCOUNT SURPLUS                                     $0.00




                                           First USA Bank, National Association
                                           as Servicer

                                           By:   /s/ Tracie H. Klein
                                                 ---------------------------
                                                 Tracie H. Klein
                                                 First Vice President